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STATE OF NORTH CAROLINA
                                                                           LEASE
COUNTY OF MECKLENBURG


         THIS LEASE, made and entered into as of the 5th day of March, 1996 by and between KATHRYN B. GODLEY, a North Carolina resident with her principal office in Charlotte, North Carolina (hereinafter called the "Lessor"), party of the first part, and SPEIZMAN INDUSTRIES, INC., a Delaware corporation with its principal office in Charlotte, North Carolina (hereinafter called the "Lessee"), party of the second part:

                              W I T N E S S E T H:

         WHEREAS, the parties desire to enter into a lease (the "Lease") pursuant to which the Lessee shall lease from the Lessor a one story building located at 4112 Joe Street, Charlotte, North Carolina containing approximately 45,000 square feet;

         NOW THEREFORE, in consideration of the rental to be paid to the Lessor by the Lessee, as hereinafter provided, and of the covenants and agreements upon the part of the Lessor and the Lessee to be kept and performed, the parties hereto do hereby agree as follows:

         The Lessor hereby demises and leases to the Lessee, and the Lessee leases from the Lessor, those premises including approximately 45,000 square feet located at 4112 Joe Street, Charlotte, North Carolina, all structures thereon and appurtenances thereto more particularly described as Mecklenburg County Tax Parcel 077-133-07, to be occupied and used as a warehouse facility (hereinafter called the "Premises").

         1. TERM OF THIS LEASE. The term of this Lease shall be for twenty four
(24) months and shall begin on March 15, 1996 and terminate on March 14, 1998.

         2. (A) RENTAL. The Lessee hereby agrees to pay to Lessor as rental for the Premises for the term hereof the sum of Two Hundred Twenty Five Thousand Dollars ($225,000) payable in monthly installments of Nine Thousand Three Hundred Seventy Five Dollars ($9,375). Each monthly payment is due and payable on the first day of each month for that month's rent. All payments are to made to Lessor at Post Office Box 1208, Davidson, North Carolina 28036 until notice to contrary is given by Lessor.

                  (B) SECURITY DEPOSIT. Lessor acknowledges receipt of Lessee's security deposit in the amount of $9,375.00 for the faithful performance of all terms, covenants and conditions of this Lease. Lessee agrees that Lessor may apply said security deposit to remedy any failure by Lessee to repair or maintain the Premises or to perform any other terms, covenants or conditions contained herein, provided Lessee is given written notice of such failure and thirty (30) days to cure same. If Lessee has kept and performed all terms, covenants, and conditions of this Lease during the term and any extensions thereof, Lessor will on the termination hereof promptly return the sum to


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Lessee at the expiration of the Lease term. Should Lessor use any portion of the sum to cure any default hereunder, Lessee shall replenish said sum to such original amount. Lessor shall not be required to keep any security deposit separate from its general funds, and Lessee shall not be entitled to interest on any such deposit. Upon the occurrence of any events of default described in paragraph (20) of this Lease, the security deposit shall be used toward curing such default, provided notice is given as required by this subparagraph 2(b). Subject to other terms and conditions contained in this Lease, if the Premises are conveyed by Lessor, the security deposit may be turned over to Lessor's grantee, and if so, Lessee hereby releases Lessor from any and all liability with respect to said deposit and its application or return, provided that Lessor's grantee agrees to accept attornment from Lessee and agrees in writing to be bound by the terms hereof.

                  (C) EXISTING LEASE WITH FERGUSON BOX. Lessor and Lessee acknowledge that there presently exists a lease for a portion of the premises in favor of Ferguson Supply and Box Mfg. ("Ferguson") dated March 7, 1995, which said lease provides that it is a thirty (30) day lease which automatically renews until thirty (30) days advance notice is given to terminate by either party. It is understood and agreed between the parties hereto that it is Lessor's intention to give notice of the termination of the Ferguson lease upon the execution of this Lease, provided that Lessee accommodates such termination and Lessor does not suffer any rental loss on account thereof. Accordingly, Lessor hereby agrees to give notice of termination to Ferguson immediately upon execution of this Lease and Lessee agrees to accommodate Lessor as to said termination in that Lessee will not assert its rights to the Ferguson space until such time as the soonest notice possible would be effective. Should Ferguson not vacate the Premises at the end of the earliest possible notice period as provided herein, Lessee shall have the option of terminating this Lease and all of its rights and obligations hereunder or of proceeding with this Lease subject to the removal of Ferguson by legal process. In such event, Lessee shall give written notice to Lessor of its election within fifteen (15) days of the date upon which Ferguson was required to vacate the Premises.

         3. UPFITTING AND ACCEPTANCE OF PREMISES. Lessee accepts the Premises in their current condition with the exception that Lessor shall provide at Lessor's expense alteration to the dock doors to provide two 10' wide and 12' tall dock openings from the existing dock doors as depicted and located on Exhibit "A" attached hereto and incorporated herein by reference.

         4. UTILITIES AND SERVICES. During the term of this Lease and any extensions thereof, Lessee shall provide and pay for all utilities upon the Premises, including but not limited to lights, heat, water, gas, electricity, storm water assessment, and security system.

         5.       ALTERATIONS.

                  (a) The Lessee, may, at its own expense, make such alterations, additions, improvements and changes to the Premises as it may deem necessary or

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expedient in the operation of its business, provided the Lessee obtains the prior written consent of the Lessor, which consent shall not be unreasonably withheld. Any alteration, addition, or improvement or change shall be subject to the following conditions:

                         (i) No change or alteration shall at any time be made
which shall impair the structural soundness of the Premises.

                         (ii) No change or alteration shall be undertaken until
the Lessee shall have procured and paid for all required building permits and authorizations.

                         (iii) All work done in connection with any change or
alteration shall be done in a good and workmanlike manner and in compliance with the building and zoning laws of the City of Charlotte, County of Mecklenburg and State of North Carolina, and with all other applicable laws, ordinances, orders, rules and regulations. Any improvement to the Premises or any part thereof during the term of this Lease shall at once become the absolute property of the Lessor without payment of any kind therefor.

                  (b) Notwithstanding the foregoing subparagraph 5(a), all machinery, fixtures, furniture, equipment (including, but not necessarily limited to, all machinery and equipment which may be attached to the floor or walls of the Premises), and other personal property installed in the Premises at Lessee's expense, regardless of the manner of attachment to the realty, shall be and remain personal property and the property of Lessee, removable by it at its option at the expiration or sooner termination of this Lease, provided such removal is completed by the expiration of this Lease. Lessee shall, however, repair, any damage caused by said removal or by the manner in which said property is affixed to the realty, and shall restore the Premises to its original condition, reasonable wear and tear, and loss by fire or other casualty excepted. If Lessee fails to remove such property within the period herein specified, such property not removed by Lessee shall be deemed abandoned by Lessee and become, at Lessor's option, the property of the Lessor. Lessee agrees to save Lessor harmless on account of any claim or lien of mechanics, materialmen or others in connection with any alterations, additions or improvements of or to the Premises made at the request and direction of the Lessee.

         6. RESTRICTIONS ON USE. Lessee shall not use or knowingly allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a warehouse facility, nor shall Lessee cause or maintain or permit any nuisance in, on, or about the Premises. Lessee shall not commit or suffer the commission of any waste in, on, or about the Premises.

         7. COMPLIANCE WITH LAWS. Lessee shall not use the Premises or knowingly permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which

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may hereafter be enacted or promulgated. Except as provided in Paragraph 34,
Lessee shall at its sole cost and expense promptly comply with all applicable laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises, excluding structural changes not related to or affected by alterations or improvements made by or for Lessee or Lessee's acts. The judgment of any court of competent jurisdiction or the admission of Lessee in an action against Lessee, whether Lessor be a party thereto or not, that Lessee has so violated any such applicable law, statute, ordinance, rule, regulation, or requirement, shall be conclusive of such violation as between Lessor and Lessee.

         8. RIGHT OF ENTRY. The Lessee agrees that the Lessor shall have the right to enter and to grant licenses to enter the Premises at any time for any purpose which the Lessor may deem necessary during business hours after the giving of reasonable notice to Lessee (such notice not being required in emergencies). Except as to acts of gross negligence by Lessor, its agents, employees or licensees, no such entry shall render the Lessor liable to any claim or cause of action for loss of or damage to the business or property of the Lessee, by reason thereof, nor in any manner affect the obligations and covenants of this Lease. Included within this privilege shall be the right of Lessor to exhibit the Premises for rent and to put upon the Premises the usual rental notices no earlier than ninety (90) days preceding the termination of this Lease.

         9. USE AND OCCUPANCY. Lessee agrees that the Premises will be used only as a warehouse facility and for no other purpose, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Upon the termination of this Lease, Lessee will vacate and surrender possession of the Premises to the Lessor in good and operable condition with all Lessee leasehold improvements remaining as property of the Lessor, subject to Paragraph 5 hereof.

         10.      INDEMNIFICATION; INSURANCE.

                  (a) Lessor shall not be liable to Lessee and Lessee hereby waives all claims against Lessor for any injury or damage to any person or property in or about the Premises by or from any cause whatsoever, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or caused by gas, fire, or explosion of the Premises, except as such claims may be caused by Lessor's gross negligence or willful acts or omissions.

                  (b) Lessee shall indemnify Lessor and hold Lessor harmless from and defend Lessor against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in, on or about the Premises or, (ii) occurring in, on or about any facilities; when such injury or damage shall be caused in part or in whole by the neglect or omission of any duty with respect to the same by Lessee, its agents, contractors, servants, employees, licensees, or invitees. Lessee

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further agrees to indemnity Lessor and hold Lessor harmless from and defend
Lessor against any and all claims or liability by or on behalf of any person, firm, or corporation, arising from the conduct or management of Lessee's work done by the Lessee in or about the Premises or from transactions of the Lessee concerning the Premises, and will further indemnity and save the Lessor harmless against and from any and all claims arising from any breach or default on the part of the Lessee in the performance of any covenant or agreement on the part of the Lessee to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Lessee, or any of its agents, contractors, servants, employees, licensees, or invitees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding be brought against Lessor by reason of any such claims or liability, Lessee agrees to defend such action or proceeding at Lessee's sole expense by counsel reasonably satisfactory to Lessor. The provisions of this paragraph (10) shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

                  (c) Lessee agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of general liability insurance, including personal injury and property damage, with contractual liability endorsement, in the amount of One Million Dollars ($1,000,000) for property damage and One Million Dollars ($1,000,000) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Lessor as an additional insured and insure Lessor's interest under this Lease, (ii) be issued by an insurance company which is acceptable to Lessor and licensed to do business in the State of North Carolina, and (iii) provide that such insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Lessor. Said policy or policies or certificates thereof shall be delivered to Lessor or its agent by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

                  (d) Any provisions herein to the contrary notwithstanding, Lessor and Lessee mutually agree that, in respect to any loss which is covered by insurance then being carried by them respectively, the one carrying such insurance and suffering claims with respect to such loss hereby releases the other of and from any and all claims with respect to such loss, and waives any rights of subrogation which might accrue to the carrier of such insurance. Lessor and Lessee shall insure that their respective policies contain provisions effectuating this subparagraph.

                  (e) Lessee shall not do or permit anything to be done on or about the Premises which will in any way increase the rate of any insurance upon the Premises or cause a cancellation of said insurance. If, because of anything done, caused to be done, permitted or omitted by Lessee, the premium rate for any kind of insurance affecting the Premises shall be raised, the Lessee agrees that the amount of the increase in premium which the Lessor shall thereby be obligated to pay for such insurance shall be paid by the Lessee to the Lessor, on demand, and that if the Lessor shall demand that the Lessee remedy the condition which caused the increase in the

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insurance premium rate, the Lessee will remedy such condition within thirty (30)
days after such demand.

                  (f) Lessee shall keep its personal property and trade fixtures in the Premises insured with "all risks" insurance in an amount to cover one hundred percent (100%) of the replacement cost of said property and fixtures. Lessee agrees that all personal property in the Premises shall be and remain at Lessee's sole risk, and Lessor shall not be liable for any damage to, or loss of such personal property arising from any acts of negligence of any persons or from fire or from the leaking of the roof or from the bursting, leaking, or overflowing of water, sewer or sprinkler pipes or from any other cause whatsoever.

         11. TAXES. The Lessee shall pay when due all personal property taxes and assessments of any kind or nature imposed or assessed upon fixtures, equipment, merchandise or other property installed in or brought onto the Premises by Lessee. Lessor shall pay all real estate taxes on the Premises when due.

         12. TAX CLAUSE. Lessee agrees to pay any and all ad valorem taxes assessed or levied against or upon the Premises which are in excess of the amount of such taxes imposed upon the Premises for the year 1996, whether the increase results from a higher tax rate or an increase in the assessed valuation of the Premises or both. The increase shall be deemed additional rent and shall be paid by Lessee within thirty (30) days after Lessor exhibits to the Lessee the tax bill evidencing such increase. It is understood and agreed that Lessee shall have the right, in its name or in the name of Lessor, to protest by review or legal proceeding or in any such other manner as it may deem suitable any tax or assessment with respect to the Premises. Lessor will, on request, furnish Lessee with the tax receipts, bills, or other data which Lessee may deem necessary or proper for the purpose of such protest or review and such authorizations as may be necessary therefor.

         13. RIGHTS OF PAYMENT UPON DEFAULT. The Lessor agrees that if it shall at any time fail to pay any real property taxes, then Lessee may at its option without liability for forfeiture pay such taxes and deduct the actual cost thereof from the rent next thereafter falling due.

         14. LIABILITY FOR DAMAGE TO PERSON OR PROPERTY. In the absence of gross negligence, willful acts or omissions or misconduct of Lessor, its agents and employees (a breach of the obligations of Lessor under this Lease being deemed a willful act or omission), Lessor shall not be liable for any damage sustained, either to person or property, due to any portion of the Premises becoming out of repair, or due to the occurrence of any accidents in or about the Premises, or due to any act or neglect of any other person. If such damage to the Premises, or to any other person shall be caused by the negligence or misconduct of the Lessee, the Lessor may, at is option, after notifying Lessee of its intent and affording Lessee reasonable time in which to make such repairs or reimburse such person for such damage, repair such damage caused to the Premises or reimburse such person for his injuries, and the Lessee shall

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thereupon reimburse the Lessor the total cost of such repair or reimbursement, unless otherwise covered by insurance, in which case Lessor shall seek to recover such costs out of the proceeds of insurance.

         15. FIRE OR OTHER CASUALTY. Lessee shall use every reasonable precaution against fire damaging the Premises, and shall in the event of fire or other casualty give immediate notice thereof to Lessor who may in its sole discretion repair the damage to the Premises. However, should Lessor, in its sole discretion, determine that the Premises be so materially damaged, Lessor may elect in its sole discretion to not repair or reconstruct same, whereupon this Lease shall terminate, and the accrued rent shall be paid up to the time of the fire or other casualty. In the event Lessor elects not to rebuild or in the event Lessor shall elect to rebuild, notice to the Lessee shall be given on or before thirty (30) days after the occurrence of the damage. If Lessor shall rebuild, rent during the restoration of the Premises shall be abated to correspond to the amount of usable space available to the Lessee. If Lessor repairs and restores the Premises as provided above, Lessor shall not be required to repair or restore any improvements, furnished and installed at Lessee's sole expense, any decorations, alterations or improvements to the Premises made by Lessee prior to the damage or destruction or any trade fixtures, furnishings, furniture, inventory, equipment or personal property belonging to Lessee or any of its invitees or guests. It shall be Lessee's sole responsibility to repair and restore all such items.

         Lessor will make a reasonable effort to obtain (i) a prompt decision from its insurance carrier as to the availability and amount of insurance proceeds payable to Lessor as a result of such casualty, and (ii) a decision from any of its lenders holding mortgages on the Premises as to the availability of such proceeds for reconstruction, in an effort to communicate with Lessee as soon as reasonably possible as to whether or not Lessor will elect to rebuild.

         16. CONDEMNATION. If any substantial part of the Premises shall be taken under the power of eminent domain, or shall be conveyed to a governmental agency to avoid such taking, and such taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, either Lessor or Lessee shall have the option to terminate this Lease as of the date Lessee is required to yield possession, in which case any unearned rent shall be refunded to Lessee. In any such condemnation proceeding, whereby all or a part of the Premises are taken, whether or not Lessee elects to terminate this Lease, each party shall be free to make a claim against, and receive proceeds from, the condemning party for the amount of the actual provable damage sustained by each of them as a result of such condemnation. Neither party hereto shall be obligated to share its award with the other.

         17.      MAINTENANCE AND REPAIRS.

                  (a) Lessee Maintenance. Lessee covenants that it will at its own expense keep and maintain in good order and repair the interior of the improvements on the Premises excluding principal structural portions, but including all window glass,

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plumbing, wiring, electrical systems, overhead doors, sprinkler system, locks, exterior locks, loading doors, dock levelers and entrance doors. Lessee shall be responsible at its expense to have the sprinkler system inspected each year according to local regulations. Lessee further covenants that it will at its own expense repair any damage to the exterior of said improvements and to the parking area, driveway and footways occasioned or necessitated by the negligence or willfulness of its agents or employees. It shall be the Lessee's responsibility to keep the area immediately in front of and adjacent to the Premises free and clear from trash and debris. Lessee shall be responsible for grass mowing, trimming, and maintenance to the landscaping of the Premises.

                  (b) Lessor Maintenance. Lessor covenants that it will at its own expense keep and maintain the exterior and principal interior structural portions of the improvements upon the Premises, the heating ventilation and air conditioning systems serving the office area and the parking areas, driveways, and footways in good working order and repair during said term; provided, however, that Lessor shall not be responsible for or required to make any repairs which may have been occasioned or necessitated by the negligence or willfulness of Lessee, its agents or employees.

         18. LIENS. Lessee shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Lessee. In the event that Lessee shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond (Bonding cost to be paid by Lessor), Lessor shall have, in addition to all other remedies provided herein and by law the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Lessor and all expenses incurred by it in connection therewith including the payment of reasonable attorney fees shall be considered additional rent and shall be payable to it by Lessee on demand and with interest at the prime lending rate from time to time announced to be the prime rate of NationsBank of North Carolina. The interest rate so determined is hereinafter called the "Agreed Interest Rate". Lessor shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law for the protection of Lessor, the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Lessee shall give Lessor at least five (5) business days' prior notice of commencement of any construction on the Premises.

         19.      ASSIGNING AND SUBLETTING.

                  (a) Lessee shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Lessor which shall not be unreasonably withheld.


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                  (b) Any assignment or subletting hereunder by Lessee shall not result in Lessee being released or discharged from any liability under this Lease. As a condition to Lessor's prior written consent as provided for in this paragraph the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Lessee shall deliver to Lessor promptly after execution, an executed copy of such assignment or sublease and an agreement of said compliance by the assignee or sublessee.

                  (c) Lessor's consent to any sale, assignment, encumbrance, subletting, occupation, or other transfer shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, or other transfer of this Lease which does not comply with the provisions of this paragraph (19) shall be void.

         20. DEFAULT. In the event of (i) failure of Lessee to pay any installment of rent due hereunder, or (ii) failure of Lessee to comply with any other term, covenant or condition of this Lease for a period of ten (10) days after written notice from Lessor to Lessee of such default (provided, however, that if the default complained of is a default other than one which may be cured by the payment of money, no default on the part of the Lessee in the performance of any acts to be done or conditions to be met shall be deemed to exist if steps shall have been commenced in good faith by the Lessee to rectify the same and shall be prosecuted to completion with diligence and continuity), or (iii) abandonment by Lessee of the Premises before the end of said term, or (iv) adjudication of Lessee as bankrupt or insolvent according to law or any assignment by Lessee or either of them for the benefit of creditors and the same is not dismissed within ninety (90) days of the filing thereof, or (v) involuntary assignment or attachment of or levy on Lessee's interest herein, and the same is not dismissed within ninety (90) days of the filing thereof, then Lessor, at its option, may pursue any one or more of the following remedies:

                  (a) Terminate this Lease by written notice to Lessee, whereupon this Lease shall end. Upon such termination by Lessor, Lessee will at once surrender possession of the Premises to Lessor and remove all of Lessee's effects therefrom, and Lessor may forthwith re-enter the Premises and repossess itself thereof, and remove all persons and effects therefrom.

                  (b) With reasonable application of the law and fairness, continue this Lease in full force and effect and enter upon and take possession of the Premises and peaceably expel or remove any person, including the Lessee, who may be occupying the Premises or any part thereof, without being liable for prosecution of any claim for damages therefor, and diligently relet the Premises as agent of the Lessee and receive the rent therefor. Lessee shall remain liable for payment of all rentals and other reasonable charges and costs imposed on Lessee herein, in the amounts, at the times and upon the conditions as herein provided, but Lessor shall credit against such liability of the Lessee all amounts received by Lessor from such reletting after first reimbursing

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itself for all reasonable costs incurred in re-entering, preparing and refinishing the Premises for reletting, less normal wear and tear.

                  (c) Pursuit of any of the foregoing remedies shall not preclude Lessor from pursuing any other remedies provided at law or in equity, nor shall pursuit of any remedy by Lessor constitute a forfeiture or waiver of any rent due to Lessor hereunder or of any damages accruing to Lessor by reason of Lessee's violation of any of the covenants and provisions of this Lease. If, as a result of Lessee's default, Lessor shall institute legal proceedings or otherwise employ an attorney for the enforcement of Lessee's obligations, Lessee shall pay all costs incurred by Lessor, including reasonable attorney fees.

         21. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, legal representatives, successors, and such permitted assigns and sublessees as are not prohibited hereunder.

         22. PERSONAL OR PROPERTY RISK. All personal property in the Premises shall be at the Lessee's sole risk and the Lessor shall not be liable to the Lessee for any injuries or damages to Lessee, Lessee's property, or any person or property on the Premises by express or implied invitation of Lessee. The Lessee agrees to indemnity and hold the Lessor harmless from any and all damages or claims which the Lessor may be compelled to pay on account of injuries to the Lessee, Lessee's property, or any person or property on the Premises by express or implied invitation of Lessee, where the aforesaid injuries are caused by the negligence or omission of Lessee, its agents, servants or employees, or by any other person entering upon the Premises under express or implied invitation of the Lessee.

         23. QUIET ENJOYMENT. The Lessor covenants and warrants that as long as Lessee is not in default under the terms and conditions of this Lease, it will defend the right of possession to the Premises in Lessee against all parties whomsoever for the entire term hereof, without let or hindrance by Lessor.

         24. WAIVER. The waiver by Lessor of any breach of any covenant or agreement herein contained shall not be deemed to be a waiver of such covenant or agreement or any subsequent breach of the same or any other covenant or agreement herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach of Lessee of any covenant or agreement of this Lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

         25. POSSESSION AFTER TERMINATION. If Lessee shall fail to vacate and surrender the possession of the Premises at the termination of this Lease, whether by expiration of the term hereof, default or any other basis herein provided, after written demand by Lessor, the Lessor shall, in addition to any and all other rights provided herein and provided by law and without waiving any such rights or extending the term of this

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Lease, be entitled to recover from the Lessee as liquidated damages an amount equal to two times the amount of rental Lessee would have paid for a period prior to termination equal in time to the period from the termination of this Lease until the date the Premises are vacated and surrendered.

         26. NOTICES. All notices required herein to be given by the Lessee to the Lessor or by the Lessor to the Lessee shall be in writing and shall be given by certified or registered mail, return receipt requested, and sent to the Lessor at Post Office Box 1208, Davidson, North Carolina 28036; and to the Lessee at c/o Josef Sklut, 508 West 5th Street, Charlotte, N.C. 28231 and to such other person or place as shall be designated in writing by the Lessor or the Lessee.

         27. SHORT FORM OR MEMORANDUM OF LEASE. The parties hereto will simultaneously with the execution and delivery of this Lease, execute and deliver a short form or memorandum of Lease, and both parties agree that only the short form or memorandum of lease shall be recorded.

         28. GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the State of North Carolina.

         29. INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each other term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         30. LESSOR'S ASSIGNMENT, MORTGAGE OR FORECLOSURE. Upon the written request of the Lessor, Lessee will subordinate Lessee's rights hereunder to the lien of any deed of trust or deeds of trust, or to the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land or the Premises, provided that the beneficiary of such deed of trust or other lienholder shall agree in writing, that, so long as the Lessee is not in default under the terms hereof, such beneficiary or lienholder shall not disturb Lessee's rights under this Lease. Lessee, in case of foreclosure or sale pursuant to the terms of any such security instrument, agrees to attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease. Lessee agrees to execute any documents which may be required to effectuate the subordination and otherwise carry out Lessee's obligations under this paragraph, and failing to do so within thirty (30) days after written demand, does make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead so to do. In any case Lessee shall be provided a non disturbance agreement if not in default.

         31. SALE BY LESSOR. In the event of a sale or conveyance by Lessor of the Premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. Lessee agrees to attorn to the purchaser or assignee in any such sale. All rights of Lessee stated herein shall remain in full force and effect in the event of a sale or conveyance by Lessor, provided that grantee of Lessor shall agree in writing that, so long as Lessee is not in default under the terms hereof, such grantee shall not disturb Lessee's rights under this Lease.

         32. ESTOPPEL CERTIFICATE. Within ten (10) days after written request therefor by Lessor or any beneficiary under a deed of trust covering the Premises, or if, upon any contract of sale, sale, assignment or other transfer of the Premises by Lessor, an estoppel certificate shall be requested of Lessee, Lessee shall execute and deliver in recordable form a statement to any beneficiary or other transferee, or to Lessor, certifying any facts that are then true with respect to this Lease, including without limitation, if true, that this Lease is in full force and effect, that Lessee has accepted and is presently occupying said Premises, that Lessee has commenced the payment of rent, that such payments are current, that no default exists under the terms and provisions of the Lease, and that there are no defenses or offsets to the Lease claimed by Lessee.

         33.      GENERAL PROVISIONS.

                  (a) Lessee acknowledges that neither Lessor nor any broker, agent or employee of Lessor has made any representations or promises with respect to the Premises except as herein expressly set forth, and no rights, privileges, easements or licenses are being acquired by Lessee except as herein expressly set forth.

                  (b) Lessor and Lessee each represents and warrants to the other that neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease other than Beacon Development Company, d/b/a Beacon Partners. Lessor and Lessee shall indemnity and hold the other harmless from and against any claim or claims for brokerage or other commission asserted by any broker, agent, or finder engaged by Lessor/Lessee or with whom either has dealt.

                  (c) Lessor and Lessee each waives trial by jury in any action, proceeding, claim or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee hereunder, Lessee's use or occupancy of the Premises, and/or any claim of injury or damage.

                  (d) Lessor represents and warrants that it is the owner of the Premises and has the right and authority to demise same to Lessee and execute this Lease. Lessor covenants that so long as Lessee shall not be in default under any of the terms and conditions of this Lease, that Lessee shall peaceably and quietly hold and enjoy the Premises for the term hereof.

         34. HAZARDOUS SUBSTANCES. Lessee shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of on or in the Premises by Lessee, Lessee's agents, employees, contractors, or invitees, without first obtaining

Lessor's written consent. if Lessee directly causes the presence of any Hazardous Substance on the Premises and such results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on the Premises. Lessee shall first obtain Lessor's approval for any such remedial action. Lessee shall indemnify and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, reasonable attorneys' fees, consultant and expert fees) arising during or after the Lease Term and arising as a result of such contamination by Lessee. This indemnification includes, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. It is expressly understood and agreed that excluded from this indemnity are: 1) any contamination by Hazardous Substance or otherwise which may exist at the commencement of the term of this Lease; 2) any contamination by Hazardous Substance which may arise as a result of seepage, leeching, migration or otherwise from adjacent properties; 3) any contamination by Hazardous Substance or otherwise which does not arise on account of the actions of Lessee, its agents, employees or licensees and; 4) any claim for indemnity as to Hazardous Substances pursuant to Paragraph 10 hereof.

         As used herein, "Hazardous Substance" includes any and all material or substances which are during the term of this Lease defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal or local governmental law and include but are not restricted to asbestos, polychlorobiphenyls ("PCB's") and petroleum.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.



                                           LESSOR:

                                           KATHRYN B. GODLEY



 (Signature of: Will Miller)               (Signature of Kathryn B. Godley)
- -----------------------------              --------------------------------
Witness                                     Owner

                                           FRED D. GODLEY


                                           (Signature of Fred D. Godley)
                                           -----------------------------
                                           Husband


Fred D. Godley joins in this Lease solely to demise his marital interest in the property and not for the purpose of joining in or being bound by the warranties, obligations or covenants herein.



                                           LESSEE:

                                           SPEIZMAN INDUSTRIES, INC.



 (Signature of: R. A. Bigger)              (Signature of Robert S. Speizman)
- ------------------------------             ---------------------------------
Asst. Secretary                            President

[Corporate Seal]